Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

MANAGERS AMG FUNDS

YACKTMAN FOCUSED FUND

Supplement dated December 2, 2013 to the Prospectus dated April 29, 2013

The following information supplements and supersedes any information to the contrary relating to Yacktman Focused Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus dated April 29, 2013 (the “Prospectus”).

Effective December 2, 2013, unless otherwise noted in the Prospectus, the initial investment minimum for Institutional Class shares of the Fund purchased for regular accounts will be reduced from $1,000,000 to $100,000. The initial investment minimum for Institutional Class shares of the Fund purchased for individual retirement accounts and the additional investment minimum for Institutional Class shares of the Fund purchased for all accounts remains $50,000 and $1,000, respectively.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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